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                                                                   EXHIBIT 21.1

                          CORAM HEALTHCARE CORPORATION
                              CORPORATE STRUCTURE

                              AS OF MARCH 15, 1999


Coram Healthcare Corporation
         Subsidiaries:
         Coram International Holdings Ltd.
                  Subsidiaries:
                  Coram Healthcare Limited
         Coram, Inc.
                  Subsidiaries:
                  Coram Independent Practice Association
                  Coram Physician Services, Inc.
                           Subsidiaries:
                           Fairfax Hematology Oncology Associates, Inc.
                  Coram Prescription Services, Inc.
                  Coram Resource Network, Inc.
                  HealthInfusion, Inc.
                  H.M.S.S., Inc.
                           Subsidiaries:
                           Coram Homecare of Texas, Inc.
                           Infusion Affiliates of Dallas, Inc.
                  Medisys, Inc.
                           Subsidiaries:
                           Coram Homecare of Illinois, Inc.
                  T(2) Medical, Inc.
                           Subsidiaries:
                           Coram Healthcare Corporation of Alabama
                           Coram Healthcare Corporation of Colorado
                           Coram Healthcare Corporation of Connecticut
                           Coram Healthcare Corporation of Delaware
                           Coram Healthcare Corporation of Florida
                           Coram Healthcare Corporation of Greater D.C.
                           Coram Healthcare Corporation of Greater New York Coram Healthcare Corporation of Illinois
                           Coram Healthcare Corporation of Indiana
                           Coram Healthcare Corporation of Iowa
                           Coram Healthcare Corporation of Kansas
                           Coram Healthcare Corporation of Kentucky
                           Coram Healthcare Corporation of Louisiana
                           Coram Healthcare Corporation of Michigan
                           Coram Healthcare Corporation of Minnesota
                           Coram Healthcare Corporation of Missouri
                           Coram Healthcare Corporation of Mississippi
                           Coram Healthcare Corporation of Nebraska
                           Coram Healthcare Corporation of Nevada



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                  T(2) Medical, Inc. subsidiaries (continued):
                           Coram Healthcare Corporation of New Hampshire
                           Coram Healthcare Corporation of New Jersey
                           Coram Healthcare Corporation of New Mexico
                           Coram Healthcare Corporation of North Carolina Coram Healthcare Corporation of Northern California Coram Healthcare Corporation of Ohio
                           Coram Healthcare Corporation of Oklahoma
                           Coram Healthcare Corporation of Oregon
                           Coram Healthcare Corporation of Pennsylvania
                           Coram Healthcare Corporation of Rhode Island
                           Coram Healthcare Corporation of South Carolina Coram Healthcare Corporation of Southern California Coram Healthcare Corporation of Southern Florida Coram Healthcare Corporation of Tennessee
                           Coram Healthcare Corporation of Texas
                           Coram Healthcare Corporation of Virginia
                           Coram Healthcare Corporation of Washington
                           Coram Healthcare Corporation of West Virginia
                           Coram Healthcare Corporation of Wisconsin
                           Coram Homecare of Arizona, Inc.
                           Coram Homecare of Kansas, Inc.
                           Coram Homecare of Michigan, Inc.
                           Coram Homecare of Minnesota, Inc.
                           Coram Homecare of Nebraska, Inc.
                           Coram Homecare of Northern California, Inc.
                           Coram Homecare of Ohio, Inc.
                           Coram Homecare of South Carolina, Inc.
                           Coram Homecare of Virginia, Inc.
                           Coram Homecare of Wisconsin, Inc.
                           Coram Management of Hawaii, Inc.
                           Coram Service Corporation
                           Curaflex Health Services, Inc.
                                 Subsidiaries:
                                 Caremark Pharmacy Services, Inc.
                                 Comprehensive Pharmacy Home IV Services, Inc. Coram Alternate Site Services, Inc.
                                 Coram Healthcare Corporation of Massachusetts
                                            Subsidiaries:
                                            Clinical Homecare Corporation
                                 Coram Healthcare Corporation of New York
                                 Coram Healthcare Corporation of North Texas
                                 Coram Healthcare Corporation of Utah
                                 Coram Healthcare of Wyoming, L.L.C.
                                 Stratogen of Rhode Island, Inc.
                           Dallas Home Therapeutics, Inc.
                           Extendacare Health Systems, Inc.
                           Intracare Holdings Corporation



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                                  PARTNERSHIPS

                          ABC Infusion Therapy
                          Bricor Home Infusion Services
                          Carolina Home Therapeutics Associates
                          Continuing Care Network, L.L.C. (pending)
                          Health Options, L.L.C. (pending)
                          Coram Pharmacy Limited
                          Hinsdale Infusion Care
                          Home Care Hawaii, L.L.P.
                          Kern Home Health Resources, L.L.C.
                          Nebraska Infusion Services, L.L.C.
                          QSC Health Services
                          Wisconsin IV Affiliates (dissolving)
                          Wisconsin IV Affiliates, L.L.C.